NVIT S&P 500® 1-Year Buffer Fund Feb
Summary Prospectus May 2, 2022

Class II / Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated May 2, 2022 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

•The Fund has characteristics unlike traditional investment products and will not be suitable for all investors. Carefully read this prospectus before determining whether the Fund may be a suitable investment.
•The Fund seeks to match the performance of the S&P 500 Price Return Index (the “S&P 500 Price Index”), up to a specified upside cap (the “Capped Level”), while providing a buffer (the “Buffer Amount”) against the first 10% of S&P 500 Price Index losses, before the deduction of Fund expenses, over a specified period (the “Outcome Period”). There is no guarantee that the Fund will successfully achieve its investment objective.
•The Fund uses FLexible EXchange® Options (“FLEX Options”) to implement a “targeted outcome strategy” that seeks to produce, over a specified Outcome Period, as specified below, a total return within a range of anticipated investment outcomes (“Outcomes”) based on the performance of the S&P 500 Price Index. The S&P 500 Price Index is distinct from the S&P 500 Total Return Index in that it only tracks the performance of the stock prices of the companies included in the index, and does not include returns from dividends paid by the companies included in the Price Return Index. The Outcomes are measured across different market conditions (e.g., rising or declining markets) and are based on the Fund’s net asset value, which is the per share value of the Fund’s assets, calculated at the close of the market on the business day prior to the first day of the Outcome Period. The value of the FLEX Options held by the Fund is derived from the value of the S&P 500 Price Index. There is no guarantee that the Outcomes for any Outcome Period will be realized. A shareholder may lose some or all of their investment.
•The Fund’s “Outcome Period” begins on the second Business Day of February and continues through the first Business Day of February the following year. A “Business Day” is any day on which the New York Stock Exchange is open for regular trading.
•Buffer Amount: The Fund seeks to provide a Buffer Amount against the first 10% of S&P 500 Price Index price decreases over each Outcome Period, prior to taking into account total annual Fund operating expenses (after fee waiver/expense reimbursement) of 0.99% for Class II shares and 0.49% for Class Y shares, as well as brokerage commissions, trading expenses, and any extraordinary expenses incurred by the Fund. The Fund, and therefore investors, will bear all S&P 500 Price Index losses exceeding the Buffer Amount. There is no guarantee that the Fund will successfully buffer against S&P 500 Price Index decreases. The Buffer Amount is designed to have its full effect only for investors who hold Fund shares for an entire Outcome Period.
•Capped Level: For each Outcome Period, Fund performance is subject to an upside return cap that represents the maximum percentage return the Fund can achieve during the Outcome Period, before expenses. The Capped Level is set at the close of regular trading on the New York Stock Exchange on the Business Day immediately preceding the first day of an Outcome Period and will be identified in a supplement to this Summary Prospectus as of that date. Approximately one week prior to the first day of the Outcome Period, the Fund will disclose the anticipated range of the Capped Level in a supplement to this Summary Prospectus. The Capped Level may increase or decrease from one outcome period to the next, based on market conditions and other factors. Specifically, the Capped Level is based on the market costs associated with a series of FLEX Options that are purchased and sold in order to seek to obtain the relevant market exposure and the Buffer Amount. The market conditions and other factors that influence the Capped Level can include market volatility, risk free rates, and time to expiration. Depending on those factors, it is possible that the Capped Level will limit the Fund’s return in any Outcome Period to a level substantially less than an investor might expect from another comparable equity product that does not employ a buffer strategy. If the S&P 500 Price Index experiences returns over an Outcome Period in excess of the Capped Level, the Fund will not experience those excess gains.
NSP-BE-FEB (5/22)
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

•The Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period for investors in the Fund as of the beginning of the Outcome Period. It should not be expected that the Outcomes will be provided at any point prior to the end of an Outcome Period. Specifically, if shares are redeemed at a time before the end of the Outcome Period when the Fund’s net asset value is below the Buffer Amount, the shareholder may realize a loss greater than 10%. The Outcomes are measured from the Fund’s net asset value (the per share value of the Fund’s assets (“NAV”)), on the first day of the Outcome Period. The Fund does not track the S&P 500 Price Index except over an entire Outcome Period, and the Fund’s NAV will not increase or decrease at the same rate as the S&P 500 Price Index during an Outcome Period.
•The Buffer Amount and the Capped Level are calculated before Fund expenses. Thus, maximum Fund performance over an Outcome Period is expected to be lower than the Capped Level by the amount of such expenses, and Fund performance over an Outcome Period will be exposed to losses beyond the Buffer Amount in the amount of such expenses. The Fund’s prospectus includes further detail on Fund expenses.
•The Fund will reject the purchase of shares after an Outcome Period has begun (except for shares purchased with the reinvestment of dividends paid by the Fund).
•If you redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide, including potentially a loss of some or all of your investment. Because the Buffer Amount is designed to be in effect only at the end of an Outcome Period, an investor who sells Fund shares before the end of an Outcome Period may not experience the full effect of the Buffer Amount.
•After the conclusion of an Outcome Period, another Outcome Period will begin.
•The Fund’s website, nationwide.com/mutualfundsnvit, provides important information that will assist you in determining whether to buy shares, including the current Outcome Period start and end dates, the remaining Capped Level and Buffer Amount, and the potential outcomes of an investment in the Fund on a daily basis. Investors considering purchasing or selling shares should visit the website to understand the potential investment outcomes at the end of the current Outcome Period.
INVESTOR SUITABILITY
You should consider this investment only if all of the following factors apply to you:
•you fully understand the risks inherent in an investment in the Fund;
•you desire to invest in a product with a return that depends upon the performance of the S&P 500 Price Index over a full Outcome Period;
•you are willing to hold shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;
•you seek the protection of a 10% Buffer Amount on S&P 500 Price Index losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer Amount;
•you are willing to forego any gains in excess of the Capped Level;
•you are willing to be exposed to the downside performance of the S&P 500 Price Index beyond the 10% Buffer Amount;
•you understand that the Fund’s investment strategies are not expected to provide for dividends to the Fund;
•you are willing to accept the risk of losing your entire investment; and
•you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

Objective
The NVIT S&P 500® 1-Year Buffer Fund Feb seeks to match the performance of the S&P 500 Price Return Index (the “S&P 500 Price Index”) up to a specified upside cap (the “Capped Level”), while providing a buffer against the first 10% (the “Buffer Amount”) of S&P 500 Price Index losses, before the deduction of Fund expenses, over the period from the second business day of February to the first business day of February the following year.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II Shares	Class Y Shares
Management Fees	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.59%	0.34%
Acquired Fund Fees and Expenses(1)	0.03%	0.03%
Total Annual Fund Operating Expenses	1.31%	0.81%
Fee Waiver/Expense Reimbursement(2),(3)	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	0.49%
(1) “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
(2) Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.49% until at least April 30, 2023. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(3) In addition to the fee waivers described in Footnote 2 above, the Trust and the Adviser have entered into a written contract waiving an amount equal to the Fund’s acquired fund fees and expenses, which currently are 0.03%, until at least April 30, 2023. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class II Shares	$101	$384
Class Y Shares	50	227
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.
Principal Investment Strategies
The Fund uses FLexible EXchange® Options (“FLEX Options”) to implement a “targeted outcome strategy” that seeks to produce, over a specified Outcome Period, as defined below, a total return within a range of anticipated investment outcomes (“Outcomes”) based on the performance of the S&P 500 Price Return Index (the “S&P 500 Price Index”), with limits on the Fund’s upside performance and constraints on the Fund’s downside loss. The S&P 500 Price Index is distinct from the S&P 500 Total Return Index in that it only tracks the performance of the stock prices of the companies included in the index, and does not include returns from dividends paid by the companies included in the Price Return Index. The Outcomes are measured across different market conditions (e.g., rising or declining markets) and are based on the Fund’s net asset value, which is the per share value of the Fund’s assets, calculated at the close of the market on the business day prior to the first day of the Outcome Period. The values of the FLEX Options held by the Fund are derived from the value of the S&P 500 Price Index. The Fund’s “Outcome Period” begins on the second Business Day in February and continues through the first Business Day in February the following year. A “Business Day” is any day on which the New York Stock Exchange is open for regular trading. The anticipated investment outcomes are as follows:
•In the event that the S&P 500 Price Index experiences gains over the Outcome Period, the Fund seeks to match the performance of the S&P 500 Price Index, up to a maximum percentage return (the “Capped Level”), before the deduction of Fund operating expenses. The Capped Level is
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

established at the close of regular trading on the New York Stock Exchange on the Business Day immediately preceding the first day of the Outcome Period and will be identified in a supplement to this Prospectus as of that date. Approximately one week prior to the first day of the Outcome Period, the Fund will disclose the anticipated range of the Capped Level in a supplement to this Prospectus.
•In the event that the S&P 500 Price Index experiences losses over the Outcome Period, the Fund seeks to reduce the amount of these losses by buying protection against the first 10% of losses during the Outcome Period in the cumulative value of the S&P 500 Price Index. Therefore, if the S&P 500 Price Index experiences losses over the Outcome Period of 10% or less (the “Buffer Amount”), the Fund seeks to provide shareholders with a return of 0% prior to the deduction of Fund expenses. If the S&P 500 Price Index experiences losses over the Outcome Period of more than 10%, the Fund seeks to provide shareholders with a loss that is 10% less than the percentage amount of the loss on the S&P 500 Price Index. As a result, you should expect that, if the S&P 500 Price Index experiences losses of more than 10% over the Outcome Period, investors will bear the amount of any loss in excess of a 10% loss on the S&P 500 Price Index, in addition to Fund expenses.
The following charts illustrate the hypothetical returns that the Fund seeks to provide where a shareholder holds Fund shares for the entire Outcome Period. The returns shown in the charts are based on hypothetical performance of the S&P 500 Price Index in certain illustrative scenarios and do not take into account payment by the Fund of fees and expenses, brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses.

The targeted outcomes described above may only be realized if you are holding shares on the first day of the Outcome Period and continue to hold them until the last day of the Outcome Period. Further, even though the “targeted outcome strategy” is intended to limit investment losses for investors who hold shares for the entire Outcome Period, there is no guarantee that the strategy will do so successfully.
The Fund will reject the purchase of shares after the Outcome Period has begun (except for shares purchased with the reinvestment of dividends paid by the Fund). If you redeem your shares prior to the conclusion of the Outcome Period, you may experience investment returns very different from those that the Fund seeks to provide, including potentially a loss of some or all of your investment. In particular, any shareholder who redeems prior to the conclusion of the Outcome Period may not receive any protection against losses that the Buffer Amount seeks to provide. You therefore should not redeem shares prior to the last day of the Outcome Period, or you may lose some or all of your investment. Please consult with your financial advisor before doing so.
Following the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the second Business Day in February of that year and continues through the first Business Day in February the following year. A new Capped Level for each successive Outcome Period will be determined at the end of the Business Day immediately preceding the first day of the new Outcome Period. Although the Buffer Amount for each Outcome Period will be 10% (before the deduction of Fund expenses), the Capped Level may rise or fall from one Outcome Period to the next. The “targeted outcome strategy” is designed to realize the Outcomes only on the final day of the Outcome Period. To achieve the Outcomes sought by the Fund for an Outcome Period, an investor must hold shares of the Fund for the entire Outcome Period. This means that a shareholder should hold or purchase shares of the Fund prior to the beginning of the Outcome Period to achieve the intended result. Further, the Fund’s operations are intended to be continuous. The Fund will not terminate and distribute its assets at the conclusion of each Outcome Period. At the close of the market on the business day prior to the first day of the new Outcome Period, the Fund will invest in a new set of FLEX Options.
The Fund invests in a combination of (i) equity securities issued primarily by U.S. companies, and (ii) options on the S&P 500
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

Price Index, which are derivatives. Equity securities in which the Fund invests include stocks of companies with market capitalizations that generally are within the range of the S&P 500 Price Index, which was $2.7 billion to $2.7 trillion as of December 31, 2021, although they also may include stocks of smaller companies. Either in lieu of or in addition to stocks (and until the Fund grows to a size necessary to support efficient operations), the Fund may invest in unaffiliated exchange-traded funds or in affiliated or unaffiliated mutual funds (“Underlying Funds”). The Fund invests in equity securities (including Underlying Funds) to seek to match the performance of the S&P 500 Price Index, before the deduction of Fund expenses. This means that the Fund will buy or sell equity securities only when the Fund’s subadviser believes it necessary to match the performance of the S&P 500 Price Index, and not based on its economic, financial or market analysis. The Fund does not necessarily invest in all of the securities included in the S&P 500 Price Index or in the same weightings, and may invest in equity securities not included in the index that are selected either to represent characteristics of the S&P 500 Price Index or that the subadviser otherwise considers to be in furtherance of the Fund’s investment objective. The Underlying Funds similarly invest in equity securities, using passive index-based strategies to track the performance of one or more equity indexes, although Underlying Funds may track indices other than the S&P 500 Price Index. Some Underlying Funds may, when consistent with their investment objectives, use certain futures, options and swap contracts (which also are derivatives), either for hedging purposes or to increase returns. The Fund also may invest in equity index futures in order to replicate the performance of the S&P 500 Price Index. The Fund may hold cash or invest in cash equivalents in order to collateralize its derivatives positions.
The Fund will use options to implement the buffer strategy described above. The Fund will buy options, under which it will pay premiums to obtain protection against losses associated with a decline of up to 10% in the S&P 500 Price Index over the Outcome Period. The Fund also will sell options, under which it will receive premiums in return for giving up any gains associated with an increase in the S&P 500 Price Index over the Outcome Period in excess of the Capped Level. The premiums received by the Fund for writing those options (together with a portion of the dividend income received by the Fund on its equity investments) will be used to finance the options purchased by the Fund, and the Capped Level will be determined in part based on the premium income necessary to finance the options purchased by the Fund. As the options mature at the end of an Outcome Period, they are replaced with new options for the next Outcome Period.
Options purchased and sold by the Fund are FLEX Options that reference the S&P 500 Price Index. FLEX Options are customized index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms such as exercise prices (referred to as “strike prices”) and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The FLEX Options that the Fund will purchase and write (i.e., sell) typically will be European-style options, which means that they may be exercised only on the expiration date. Such FLEX Options would be purchased as of the close of regular trading on the New York Stock Exchange on the Business Day immediately preceding the first day of the Outcome Period, and customized so that the expiration date would be the last day of the Outcome Period. Nevertheless, the Fund’s subadviser may use American-style options (which may be exercised at any time up until the expiration date) when the Fund’s subadviser believes it will aid in the pursuit of the Fund’s investment objective. The Fund also may use additional exchange-traded options besides FLEX Options.
Any options that are written by the Fund that create an obligation to sell or buy the value of the S&P 500 Price Index will be offset with equity securities holdings or an options position purchased by the Fund that creates the right to buy or sell the same asset such that the Fund will always be in a net long position. Therefore, any obligations of the Fund created by its writing of options will be covered by offsetting positions in other purchased options or in equity securities held by the Fund, which thus limits the amount of leverage in the Fund.
The Fund uses FLEX Options in an effort to protect the Fund against losses associated with a decline of up to 10% of the S&P 500 Price Index on a cumulative basis over the Outcome Period. The FLEX Options do not protect against declines of over 10% and investors will bear the amount of any loss in excess of a 10% loss on the S&P 500 Price Index, in addition to Fund expenses. Further, there is no guarantee that the Fund’s efforts to limit losses will be effective. FLEX Options sold by the Fund require the Fund to give up any amount based on gains associated with an increase in the S&P 500 Price Index over the Capped Level. As a result,even if the S&P 500 Price Index experiences gains that exceed the Capped Level, the Fund’s cumulative gains will be limited to the Capped Level.
The Fund is classified as a “nondiversified fund” under the Investment Company Act of 1940, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Buffered loss risk – the Fund’s strategy is designed to protect against losses associated with a decline in the value of the S&P 500 Price Index of only up to 10% over the Outcome Period. In
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

the event that the S&P 500 Price Index declines by more than 10% during the Outcome Period, investors will bear the amount of the loss associated with the excess decline. For example, if the value of the S&P 500 Price Index declines by 7% during the Outcome Period, the Fund would experience a return of 0% (before the deduction of Fund operating expenses). If, however, the value of the S&P 500 Price Index declines by 13%, the Fund would experience a loss of 3% (before the deduction of Fund operating expenses). Further, there is no guarantee that the Fund will succeed in its strategy to buffer against any loss associated with a decline in the S&P 500 Price Index, and an investor may lose his or her entire investment.
Capped Level risk – in the event that the S&P 500 Price Index has gains during the Outcome Period that exceed the Capped Level, the Fund will not participate in any gains beyond the Capped Level. For example, if the Capped Level for a particular Outcome Period is 12%, and the value of the S&P 500 Price Index increases by 18%, the Fund would experience a return of only 12% (less Fund expenses) during the Outcome Period. Further, there is no guarantee that the Fund will succeed in its strategy to provide shareholders with a total return (before expenses) that matches the increase of the S&P 500 Price Index over the Outcome Period up to the maximum return imposed by the Capped Level. The Capped Level and ultimately the Fund’s strategy is dependent on the availability now and in the future of FLEX Options.
Capped Level change risk – a new Capped Level is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. Accordingly, the Capped Level may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods. Specifically, the Capped Level is based on the market costs associated with a series of FLEX Options that are purchased and sold in order to seek to obtain the relevant market exposure and the Buffer Amount. The market conditions and other factors that influence the Capped Level can include market volatility, risk free rates, and time to expiration. Depending on those factors, it is possible that the Capped Level will limit the Fund’s return in any Outcome Period to a level substantially less than an investor might expect from another comparable equity product that does not employ a buffer strategy.
Outcome Period risk – the Fund’s strategy seeks to match the performance of the S&P 500 Price Index, before the deduction of Fund expenses, and subject to the Buffer Amount and Capped Level, only if an investor holds Fund shares on the first day of the Outcome Period and continues holding his or her shares until the last day of the Outcome Period. If you redeem your shares before the end of the Outcome Period, you may experience investment returns very different from those that the Fund seeks to provide, including potentially a loss of some or all of your investment. In particular, you will receive no protection against losses from the Buffer Amount if you redeem before the last day of the Outcome Period, and you might lose some or all of your investment.
Tracking error risk – the Fund may be subject to tracking error, which is the divergence of the Fund’s performance (without regard to the Buffer Amount or Capped Level) from that of the S&P 500 Price Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the S&P 500 Price Index, the Fund’s expenses, changes in the composition of the index, transaction costs incurred by the Fund (such as brokerage commissions in executing transactions), the Fund’s holding of uninvested cash and the timing of purchases and redemptions of Fund shares.
Passive strategy risk – with the exception of the Buffer Amount feature, the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index.
FLEX Options risk – the Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.
FLEX Options valuation risk – as the FLEX Options the Fund will hold typically will be European-style options, such FLEX Options will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be affected by, among other factors, changes in the actual and implied volatility of the S&P 500 Price Index and the time remaining until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the S&P 500 Price Index, although they generally move in the same direction as the index. During the Outcome Period, the Fund’s net asset value therefore might not correlate on a day-to-day basis with the returns experienced by the S&P 500 Price Index. As a FLEX Option approaches its expiration date, its value typically moves increasingly with the value of the S&P 500 Price Index.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
Options – an option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or index decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset or index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Swaps – using swaps can involve greater risks than if the Fund or Underlying Fund were to invest directly in the underlying securities or assets. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund's or Underlying Fund's losses and reducing the Fund's or Underlying Fund's opportunities for gains. Currently there are few central exchanges or markets for swap contracts, and therefore they may be less liquid than exchange-traded instruments. If a swap counterparty fails to meet its obligations under the contract, the Fund or Underlying Fund may lose money.
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Exchange-traded funds risk – when the Fund invests in exchange-traded funds (“ETFs”), you will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the ETFs). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.
Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fail to meet their investment objectives, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the subadviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the subadviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

loss; and (6) in selecting the Underlying Funds in which the Fund invests, the Fund’s subadviser could be subject to a potential conflict of interest because the Fund’s subadviser is affiliated with the investment adviser to many of the Underlying Funds (the “Affiliated Adviser”). The Affiliated Adviser receives advisory fees from such Underlying Funds, and therefore the Fund’s subadviser has an incentive to invest the Fund’s assets in Underlying Funds that the Affiliated Adviser manages. The Subadviser also might have an interest in making an investment in an Underlying Fund managed by the Affiliated Adviser, or in maintaining an existing investment in such an Underlying Fund, in order to benefit that Underlying Fund (for example, by assisting the Underlying Fund in achieving or maintaining scale). Notwithstanding the foregoing, the subadviser has a fiduciary duty to the Fund and must act in the best interest of the Fund.
Price return index risk– the Fund seeks to provide target returns on only the price performance of the S&P 500 Price Index, which does not include returns from dividends paid by the companies in the S&P 500 Price Index.
Redemptions risk –the Fund will reject any purchase of the Fund’s shares after an Outcome Period has already commenced (except for shares purchased with the reinvestment of dividends paid by the Fund). Nevertheless, existing Fund shareholders are legally permitted to redeem shares they already hold throughout the Outcome Period on any Business Day, as described in the applicable variable insurance contract prospectus. Such redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity. If you redeem shares prior to an Outcome Period’s conclusion, you may experience investment returns very different from those that the Fund seeks to provide.
Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.
Cash position risk – the Fund may hold significant positions in cash or money market instruments as a result of regulations associated with the FLEX Options or other derivatives in which the Fund may invest. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.
New fund risk – the Fund is newly formed. The Fund’s investment strategy may not be successful under all future market conditions, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Hamilton Reiner	Managing Director	Since 2021
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb

Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus May 2, 2022

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Summary Prospectus May 2, 2022

NVIT S&P 500® 1-Year Buffer Fund Feb